                                  EXHIBIT 24
                              POWERS OF ATTORNEY

                                                                      EXHIBIT 24

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-3 relating to the equity securities and debt securities registration, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 24th day of July, 1995.




                                                   /s/ CHARLES G. TAYLOR
                                              ----------------------------------
                                                       Charles G. Taylor

                                                                      EXHIBIT 24

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-3 relating to the equity securities and debt securities registration, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 20th day of July, 1995.




                                                   /s/ JOHN M. BRADFORD
                                               ---------------------------------
                                                       John M. Bradford

                                                                      EXHIBIT 24

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-3 relating to the equity securities and debt securities registration, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 21st day of July, 1995.




                                                     /s/ H. ALLEN FRANKLIN
                                               ---------------------------------
                                                         H. Allen Franklin

                                                                      EXHIBIT 24

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-3 relating to the equity securities and debt securities registration, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 20th day of July, 1995.




                                                /s/ WM. KENDRICK UPCHURCH, JR.
                                               ---------------------------------
                                                    Wm. Kendrick Upchurch, Jr.

                                                                      EXHIBIT 24

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-3 relating to the equity securities and debt securities registration, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 21st day of July, 1995.




                                                       /s/ BILL L. HARBERT
                                               ---------------------------------
                                                           Bill L. Harbert

                                                                      EXHIBIT 24

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-3 relating to the equity securities and debt securities registration, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 24th day of July, 1995.




                                                       /s/ T. W. MITCHELL
                                               ---------------------------------
                                                           T.W. Mitchell

                                                                      EXHIBIT 24

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-3 relating to the equity securities and debt securities registration, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 20th day of July, 1995.




                                                     /s/ WILLIAM C. HULSEY
                                               ---------------------------------
                                                         William C. Hulsey

                                                                      EXHIBIT 24

STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )



                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-3 relating to the equity securities and debt securities registration, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 24th day of July, 1995.




                                                   /s/ ALLEN J. KEESLER, JR.
                                               ---------------------------------
                                                       Allen J. Keesler, Jr.